Exhibit 99.02

ADAPTEC, INC.

2006 DIRECTOR PLAN

NOTICE OF STOCK OPTION GRANT

The terms defined in the Adaptec, Inc.’s 2006 Director Plan (the “Plan”) shall have the same meanings in this Notice of Stock Option Grant (“Notice of Grant”).

Name:

Address:

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan (available in hard copy by request) and the attached Stock Option Agreement  as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares:

Total Exercise Price:

Type of Option:	Nonstatutory Stock Option

Expiration Date:

Vesting Schedule.

[Insert vesting schedule]

[Remainder of page intentionally left blank, signature page follows.]

I,                               , (“Participant”) understand that my membership on the Company’s board of directors with the Company is for an unspecified duration, and that nothing in this Notice of Grant, the attached Stock Option Award Agreement or the Plan changes the nature of that relationship.  I acknowledge that the vesting of shares pursuant to this Notice of Grant is earned only by my continuing service as a director of the Company.  I also understand that this Notice of Grant is subject to the terms and conditions of both the Stock Option Agreement and the Plan, both of which are incorporated herein by reference.  I have read both the Stock Option Agreement and the Plan.

PARTICIPANT:	ADAPTEC, INC.

By:

Print Name:	Its:

ADAPTEC, INC.

2006 DIRECTOR PLAN

STOCK OPTION AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Adaptec, Inc. 2006 Director Plan (the “Plan”) shall have the same defined meanings in this Award Agreement (the “Agreement”).

You have been granted an option to purchase Shares (the “Option”), subject to the terms and conditions of the Plan, the Notice of Stock Option Grant (“Notice of Grant”) and this Agreement.

1.                                       Vesting Rights.  Subject to the applicable provisions of the Plan and this Agreement, this Option may be exercised, in whole or in part, in accordance with the schedule set forth in the Notice of Grant.

2.                                       Termination Period.

(a)                                  General Rule.  Except as provided below, and subject to the terms of the Plan, this Option may be exercised for 3 months after termination of Participant’s membership on the Company’s board of directors.  In no event shall this Option be exercised later than the Term/Expiration Date set forth in the Notice of Grant.

(b)                                 Death.  Upon the termination of Participant’s membership on the Company’s board of directors by reason of his or her death, or if a Participant dies within 3 months of the Termination Date, this Option may be exercised for twelve months after the Termination Date, provided that in no event shall this Option be exercised later than the Term/Expiration Date set forth in the Notice of Grant.

(c)                                  Disability.  Upon the termination of Participant’s membership on the Company’s board of directors by reason of his or her Disability, or if a Participant dies within 3 months of the Termination Date, this Option may be exercised for twelve months after the Termination Date, provided that in no event shall this Option be exercised later than the Term/Expiration Date set forth in the Notice of Grant.

3.                                       Grant of Option.  The Participant named in the Notice of Grant has been granted an Option for the number of Shares set forth in the Notice of Grant at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”).  Subject to the terms of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.

4.                                       Exercise of Option.

(a)                                  Right to Exercise.  This Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice of Grant and the applicable provisions of the Plan and this Agreement.  In the event of Participant’s death, Disability, or the Participant ceases to be a member of the Company’s board of directors, the exercisability of the Option is governed by the applicable provisions of the Plan, the Notice or Stock Option Grant and this Agreement.

(b)                                 Method of Exercise.  This Option is exercisable by delivery of an exercise notice (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice shall be delivered in person, by mail, via electronic mail or facsimile or by other authorized method to the Secretary of the Company or other person designated by the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed.  Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Participant on the date the Option is exercised with respect to such Exercised Shares.

5.                                       Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a)                                  cash; or

(b)                                 check; or

(c)                                  “same day sale” or

(d)                                 other method authorized by the Company.

6.                                       Non-Transferability of Option.  This Option may not be transferred in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of Participant only by the Participant.  The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

7.                                       Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Notice of Grant, the Plan and the terms of this Agreement.

8.                                       U.S. Tax Consequences.  For Participants subject to U.S. income tax, some of the federal and California tax consequences relating to this Option, as of the date of this Option, are set forth below.  All other Participants should consult a tax advisor for tax consequences relating to this Option in their respective jurisdiction.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a)                                  Exercising the Option.  The Participant may incur regular federal income tax and California income tax liability upon exercise of a NSO.  The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price.  If the Participant is an employee or a former employee of the Company, the Company will be required to withhold from his or her compensation or collect from Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b)                                 Disposition of Shares.  If the Participant holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

(c)                                  Possible Effect of Section 409A of the Code.  Section 409A of the Code applies to arrangements that provide for the deferral of compensation.  Generally, a stock option granted with an exercise price per share of not less than the “fair market value” (determined in a manner consistent with Section 409A of the Code and the regulations and other guidance promulgated thereunder) per share on the date of grant of the stock option and with no other feature providing for the deferral of compensation will not be subject to Section 409A of the Code.  However, if the exercise price of the stock option is less than such “fair market value” or the stock option has another feature for the deferral of compensation, then if the stock option is not administered within the parameters established under Section 409A the optionholder will be subject to additional taxes.  Also, the amount deemed to be deferred compensation under Section 409A of the Code will be subject to ordinary income and employment taxes (in this respect the IRS has not yet indicated how it will calculate the amount of deferred compensation subject to tax and the timing and frequency of taxation, but it seems likely that the income will be measured and taxes imposed at least on the vesting dates of the stock option).  If Section 409A of the Code does apply to this Option, then special rules apply to the timing of making and effecting certain amendments of this Option with respect to distribution of any deferred compensation.

9.                                       No Rights as Director.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s membership on the Company’s Board of Directors.

10.                                 Entire Agreement; Governing Law.  The Plan is incorporated herein by reference.  The Plan, the Notice of Grant, and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.  This agreement is governed by California law except for that body of law pertaining to conflict of laws.

11.                                 Enforcement of Rights.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

12.                                 Construction.  This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

13.                                 Notices.  Any notice to be given under the terms of the Plan shall be addressed to the Company in care or its principal office, and any notice to be given to the Participant shall be addressed to such Participant at the address maintained by the Company for such person or at such other address as the Participant may specify in writing to the Company.

14.                                 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall he deemed an original and all of which together shall constitute one instrument.

By your signature and the signature of the Company’s representative on the Notice of Grant, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan, the Notice of Grant, and this Agreement.  Participant has reviewed the Plan, the Notice of Grant, and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice of Grant, and fully understands all provisions of the Plan, the Notice of Grant, and this Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant, and the Agreement.  Participant further agrees to notify the Company upon any change in the residence address indicated on the Notice of Grant.